EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

OPERATING REVENUES:
Gas utility	$255.5	$240.9	$812.7	$771.7
Electric utility	136.6	142.5	569.6	605.8
Nonutility	318.9	315.6	1,275.0	1,070.8
Total operating revenues	711.0	699.0	2,657.3	2,448.3

OPERATING EXPENSES:
Cost of gas sold	97.4	92.1	271.5	266.7
Cost of fuel and purchased power	43.0	43.4	171.8	183.6
Cost of nonutility revenues	125.8	114.8	444.2	363.4
Other operating	320.6	245.3	1,115.9	932.2
Depreciation and amortization	70.6	66.6	276.2	260.0
Taxes other than income taxes	16.8	16.1	59.3	60.9
Total operating expenses	674.2	578.3	2,338.9	2,066.8

OPERATING INCOME	36.8	120.7	318.4	381.5

OTHER INCOME:
Equity in earning (losses) of unconsolidated affiliates	(0.1)	—	(1.1)	(0.2)
Other income - net	7.6	6.8	32.8	28.7
Total other income	7.5	6.8	31.7	28.5

INTEREST EXPENSE	22.8	21.2	87.7	85.5

INCOME BEFORE INCOME TAXES	21.5	106.3	262.4	324.5

INCOME TAXES	(39.7)	36.7	46.4	112.9

NET INCOME	$61.2	$69.6	$216.0	$211.6

WEIGHTED AVERAGE AND DILUTED COMMON SHARES
OUTSTANDING	83.0	82.9	83.0	82.8

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.74	$0.84	$2.60	$2.55

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

OPERATING REVENUES:
Gas utility	$255.5	$240.9	$812.7	$771.7
Electric utility	136.6	142.5	569.6	605.8
Other	—	0.1	0.3	0.3
Total operating revenues	392.1	383.5	1,382.6	1,377.8

OPERATING EXPENSES:
Cost of gas sold	97.4	92.1	271.5	266.7
Cost of fuel and purchased power	43.0	43.4	171.8	183.6
Other operating	118.3	82.8	370.4	333.6
Depreciation and amortization	60.1	56.3	234.5	219.1
Taxes other than income taxes	15.8	15.4	55.9	58.3
Total operating expenses	334.6	290.0	1,104.1	1,061.3

OPERATING INCOME	57.5	93.5	278.5	316.5

OTHER INCOME - NET	7.4	6.4	30.6	26.3

INTEREST EXPENSE	19.1	17.5	72.6	69.7

INCOME BEFORE INCOME TAXES	45.8	82.4	236.5	273.1

INCOME TAXES	(7.8)	31.1	60.7	99.5

NET INCOME	$53.6	$51.3	$175.8	$173.6

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	December 31,	December 31,
	2017	2016

ASSETS
Current Assets
Cash & cash equivalents	$16.6	$68.6
Accounts receivable - less reserves of $5.1 &
$6.0, respectively	262.9	225.3
Accrued unbilled revenues	207.1	172.4
Inventories	126.6	129.9
Recoverable fuel & natural gas costs	19.2	29.9
Prepayments & other current assets	47.0	52.7
Total current assets	679.4	678.8

Utility Plant
Original cost	7,015.4	6,545.4
Less: accumulated depreciation & amortization	2,738.7	2,562.5
Net utility plant	4,276.7	3,982.9

Investments in unconsolidated affiliates	19.7	20.4
Other utility & corporate investments	43.7	34.1
Other nonutility investments	9.6	16.1
Nonutility plant - net	464.1	423.9
Goodwill	293.5	293.5
Regulatory assets	416.8	308.8
Other assets	35.8	42.2
TOTAL ASSETS	$6,239.3	$5,800.7

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$366.2	$302.2
Accrued liabilities	222.3	207.7
Short-term borrowings	249.5	194.4
Current maturities of long-term debt	100.0	124.1
Total current liabilities	938.0	828.4

Long-term Debt - Net of Current Maturities	1,738.7	1,589.9

Deferred Credits & Other Liabilities
Deferred income taxes	491.3	905.7
Regulatory liabilities	937.2	453.7
Deferred credits & other liabilities	284.8	254.9
Total deferred credits & other liabilities	1,713.3	1,614.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
83.0 and 82.9 shares, respectively	736.9	729.8
Retained earnings	1,113.7	1,039.6
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,849.3	1,768.1
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$6,239.3	$5,800.7

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months Ended
	December 31,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$216.0	$211.6
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	276.2	260.0
Deferred income taxes & investment tax credits	19.0	100.1
Provision for uncollectible accounts	5.9	6.9
Expense portion of pension & postretirement benefit cost	5.4	3.6
Other non-cash items - net	12.9	7.8
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	(80.9)	(39.6)
Inventories	3.3	3.9
Recoverable/refundable fuel & natural gas costs	10.7	(37.8)
Prepayments & other current assets	5.7	22.9
Accounts payable, including to affiliated companies	65.9	40.7
Accrued liabilities	15.6	22.7
Employer contributions to pension & postretirement plans	(4.6)	(19.6)
Changes in noncurrent assets	(40.6)	(44.0)
Changes in noncurrent liabilities	(11.7)	(15.1)
Net cash from operating activities	498.8	524.1

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	198.5	—
Dividend reinvestment plan & other common stock issuances	6.3	6.3
Requirements for:
Dividends on common stock	(141.9)	(134.2)
Retirement of long-term debt	(75.0)	(73.0)
Net change in short-term borrowings	55.1	179.9
Net cash from financing activities	43.0	(21.0)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	11.3	33.0
Requirements for:
Capital expenditures, excluding AFUDC equity	(602.6)	(542.0)
Other costs	(3.4)	(5.2)
Changes in restricted cash	0.9	5.0
Net cash from investing activities	(593.8)	(509.2)

Net change in cash & cash equivalents	(52.0)	(6.1)
Cash & cash equivalents at beginning of period	68.6	74.7
Cash & cash equivalents at end of period	$16.6	$68.6

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

REPORTED EARNINGS:
Utility Group
Gas Utility Services *	$59.7	$30.1	$115.5	$76.1
Electric Utility Services	18.4	17.7	75.2	84.7
Other Operations **	(24.5)	3.5	(14.9)	12.8
Total Utility Group	53.6	51.3	175.8	173.6

Nonutility Group
Infrastructure Services	3.7	15.1	32.3	25.0
Energy Services	5.9	3.8	10.7	12.5
Other Businesses	(1.5)	(0.2)	(1.9)	(0.6)
Nonutility Group	8.1	18.7	41.1	36.9

Corporate and Other	(0.5)	(0.4)	(0.9)	1.1

Vectren Consolidated	$61.2	$69.6	$216.0	$211.6

EARNINGS PER SHARE:
Utility Group	$0.65	$0.62	$2.12	$2.10
Nonutility Group	0.10	0.23	0.49	0.44
Corporate and Other	(0.01)	(0.01)	(0.01)	0.01

Reported EPS	$0.74	$0.84	$2.60	$2.55

* Gas Utility Services - The quarter and annual periods in 2017 reflect a $27.3 million reduction in income tax expense as a result of the revaluation of deferred income taxes at December 31, 2017, related to acquisition goodwill for the Ohio operations that is not being recovered in rates. This revaluation of deferred income taxes results from the federal tax reform outlined in the Tax Cuts and Jobs Act of 2017.

** Other Operations - The quarter and annual periods in 2017 reflect a charge totaling $27.3 million to fund the Vectren Foundation.

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

GAS UTILITY (Millions):
Residential Margin	$92.4	$88.1	$323.8	$303.4
Commercial Margin	26.8	25.4	88.5	82.5
Industrial Margin	20.9	19.9	73.9	67.1
Other Margin	2.0	1.7	8.4	7.4
Regulatory Expense Recovery Mechanisms	16.0	13.7	46.6	44.6
Total Gas Utility Margin	158.1	148.8	541.2	505.0
Cost of Gas Sold	97.4	92.1	271.5	266.7
Total Gas Utility Revenue	$255.5	$240.9	$812.7	$771.7

GAS SOLD & TRANSPORTED (MMDth):
Residential	26.0	22.1	66.5	66.6
Commercial	11.8	9.9	30.6	30.6
Industrial	35.0	33.2	122.2	127.0
	72.8	65.2	219.3	224.2

AVERAGE GAS CUSTOMERS
Residential	937,696	929,128	934,813	927,050
Commercial	85,563	85,103	85,479	85,190
Industrial	1,744	1,734	1,742	1,729
	1,025,003	1,015,965	1,022,034	1,013,969

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)	101%	96%	90%	93%
Heating Degree Days (Indiana)	100%	94%	80%	84%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

ELECTRIC UTILITY (Millions):
Residential Margin	$32.3	$32.1	$148.6	$153.6
Commercial Margin	25.5	26.2	106.3	107.6
Industrial Margin	23.7	27.3	96.9	112.1
Other Margin	2.9	3.2	5.6	5.8
Regulatory Expense Recovery Mechanisms	1.5	2.1	9.6	13.7
Wholesale and Transmission	7.7	8.2	30.8	29.4
Total Electric Utility Margin	93.6	99.1	397.8	422.2
Cost of Fuel & Purchased Power	43.0	43.4	171.8	183.6
Total Electric Utility Revenue	$136.6	$142.5	$569.6	$605.8

ELECTRICITY SOLD (GWh):
Residential	296.2	294.0	1,362.5	1,424.5
Commercial	299.8	312.4	1,276.3	1,304.5
Industrial	495.8	612.3	2,096.5	2,722.3
Other Sales - Street Lighting	6.3	6.3	22.3	22.9
Total Retail	1,098.1	1,225.0	4,757.6	5,474.2
Wholesale	167.4	98.8	463.2	136.1
	1,265.5	1,323.8	5,220.8	5,610.3

AVERAGE ELECTRIC CUSTOMERS
Residential	126,758	125,911	126,443	125,662
Commercial	18,675	18,607	18,648	18,551
Industrial	112	113	112	113
Other	40	39	40	39
	145,585	144,670	145,243	144,365

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	103%	106%	111%	125%
Heating Degree Days (Indiana)	100%	94%	80%	84%